UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
November 5, 2009
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)
(704) 557-4400

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 5, 2009, Coca-Cola Bottling Co. Consolidated (the “Company”) issued a news release announcing its financial results for the quarter ended September 27, 2009. A copy of the news release is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	News release issued on November 5, 2009, reporting the Company’s financial results for the quarter ended September 27, 2009.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)
Date: November 9, 2009	BY:	/s/ James E. Harris
James E. Harris
Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 5, 2009	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News release issued on November 5, 2009, reporting the Company’s financial results for the quarter ended September 27, 2009.